Exhibit 1


                      FORM OF CLASS B CERTIFICATE FOLLOWS:

           TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                      CERTIFICATE WHEN READY FOR DELIVERY



                      FLORIDA EAST COAST INDUSTRIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

           THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK AND
                           CHARLOTTE, NORTH CAROLINA


CLASS B COMMON STOCK                                          CUSIP 340632 20 7

     NO PAR VALUE                           SEE REVERSE FOR CERTAIN DEFINITIONS



     This Certifies that






     is the owner of

      SHARES OF THE FULLY PAID AND NON-ASSESSABLE CLASS B COMMON STOCK OF
                      FLORIDA EAST COAST INDUSTRIES, INC.
  transferable on the books of said Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by
                  the Registrar. Witness the facsimile of the
                    Corporation and the facsimile signatures
                        of its duly authorized Officers

Dated


EXECUTIVE VICE PRESIDENT                                CHAIRMAN, PRESIDENT AND
CORPORATE SECRETARY AND                                 CHIEF EXECUTIVE OFFICER
GENERAL COUNSEL

                      FLORIDA EAST COAST INDUSTRIES, INC.
               A certified copy of the provisions of the Certificate of Incorporation of the Corporation authorizing the issuance of this stock will be furnished by the Corporation, or its Transfer Agent, without cost, to and upon the request of the holder hereof.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants                   UNIF GIFT MIN ACT -______Custodian______
TEN ENT -- as tenants by the entireties                    (Cust)        (Minor)
JT TEN  -- as joint tenants with right            under Uniform Gifts to Minors
           of survivorship and not as             Act ______________________
           tenants in common                                 (State)
           Additional abbreviations may also be used though not in the above list.

For value received, ________________________hereby sell, assign and transfer into PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________

____________________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
__________________________________________________shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________


                        _______________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: ______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION BANKS, STOCKBROKER SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17ad-15.

This certificate also evidences certain Rights as set forth in a Rights Agreement between Florida East Coast Industries, Inc. and First Union National Bank as Rights Agent, dated as of October 9, 2000 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. the Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefore. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any person who is,

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


was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


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